Exhibit 10.8

Dated                                      2023

(1)	Pegasus Digital Mobility Acquisition Corp.

(2)	pegasus mergersub corp.

(3)	pegasus TopCo b.v.

PLAN OF MERGER

CONTENTS

Clause	Page

1.	Definitions and Interpretation	2

2.	Plan of Merger	3

3.	Approval and Authorisation	5

4.	Amendment and Termination	5

5.	Notices	6

6.	Counterparts	6

7.	Governing Law	6

Schedule 1	7

Business Combination Agreement	7

SIGNATORIES	9

THIS PLAN OF MERGER (this Plan of Merger) is dated                                                 2023

PARTIES

(1)	PEGASUS DIGITAL MOBILITY ACQUISITION CORP., an exempted company incorporated under the laws of the Cayman Islands with registered number 373730 having its registered office at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106, Cayman Islands (the Merging Company);

(2)	Pegasus MergerSub corp., an exempted company incorporated under the laws of the Cayman Islands with registered number 397983 having its registered office at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106, Cayman Islands (the Surviving Company); and

(3)	PEGASUS TopCo B.V., a Dutch private limited liability company with RSIN number 864904885 having its registered address at Robert-Bosch-Str. 32-36, 72250 Freudenstadt, Federal Republic of Germany (TopCo).

Recitals

(A)	The Merging Company and the Surviving Company have agreed to merge on the terms and conditions contained in a Business Combination Agreement dated as of [●], 2023 (such agreement as it may be amended and modified from time to time, the Business Combination Agreement) between, among others, the Merging Company, the Surviving Company and TopCo in the form annexed in the Schedule to this Plan of Merger.

(B)	The board of directors of the Merging Company and the sole director of the Surviving Company deem it desirable and in the commercial interests of the Merging Company and the Surviving Company, respectively, and have approved, that the Merging Company merge with and into the Surviving Company and cease to exist, with the Surviving Company continuing as the surviving company, and that the undertaking, property and liabilities of the Merging Company and the Surviving Company shall vest in the Surviving Company (the Merger).

(C)	The Merger shall be upon the terms and subject to the conditions of (i) the Business Combination Agreement, (ii) this Plan of Merger and (iii) the provisions of Part XVI of the Companies Act (as defined below).

(D)	The sole shareholder of the Surviving Company and the shareholders of the Merging Company have authorised this Plan of Merger on the terms and subject to the conditions set forth herein and otherwise in accordance with the Companies Act.

(E)	Each of the Merging Company and the Surviving Company wishes to enter into this Plan of Merger pursuant to the provisions of Part XVI of the Companies Act.

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AGREED TERMS

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

Capitalised terms used and not otherwise defined in this Plan of Merger shall have the meanings given to them under the Business Combination Agreement. In this Plan of Merger:

Companies Act	means the Companies Act (As Revised), as amended, of the Cayman Islands;
Constituent Company	means each of the Merging Company and the Surviving Company;
Effective Time	means the date on which this Plan of Merger is registered by the Registrar in accordance with Section 233(13) of the Companies Act unless, with the agreement of TopCo, the Constituent Companies shall deliver a notice to the Registrar signed by a director of each of the Constituent Companies specifying a later date in accordance with Section 234 of the Companies Act, in which case the Effective Date shall be such later date specified in such notice to the Registrar;
Existing M&A	means the memorandum and articles of association of the Surviving Company in effect immediately prior to the Effective Time;
Registrar	means the Registrar of Companies in the Cayman Islands; and
TopCo Ordinary Shares	means ordinary shares in the share capital of TopCo.

1.2	Interpretation

The following rules apply in this Plan of Merger unless the context requires otherwise:

(a)	Headings are for convenience only and do not affect interpretation.

(b)	The singular includes the plural and the converse.

(c)	A gender includes all genders.

(d)	Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

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(e)	A reference to any agreement, deed or other document (or any provision of it), includes it as amended, varied, supplemented, extended, replaced, restated or transferred from time to time.

(f)	A reference to any legislation (or any provision of it) includes a modification or re-enactment of it, a legislative provision substituted for it and any regulation or statutory instrument issued under it.

1.3	Schedule

The Schedule forms part of this Plan of Merger and shall have effect as if set out in full in the body of this Plan of Merger. Any reference to this Plan of Merger includes the Schedule.

2.	PLAN OF MERGER

2.1	Company Details

(a)	The constituent companies (as defined in the Companies Act) to the Merger are the Merging Company and the Surviving Company.

(b)	The surviving company (as defined in the Companies Act) is the Surviving Company, which shall continue to be named “Pegasus MergerSub Corp.”.

(c)	The registered office of the Merging Company is at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106, Cayman Islands.

(d)	The registered office of the Surviving Company is at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106, Cayman Islands.

(e)	Following the Effective Time, the registered office of the Surviving Company will be at the offices of Appleby Global Services (Cayman) Limited, 71 Fort Street, PO Box 500, Grand Cayman, KY1-1106, Cayman Islands.

(f)	Immediately prior to the Effective Time, the authorised share capital of the Merging Company is US$22,200 divided into 200,000,000 Class A ordinary shares of a par value of US$0.0001 each (Class A Ordinary Shares), 20,000,000 Class B ordinary shares of a par value of US$0.0001 each (Class B Ordinary Shares) and 2,000,000 preference shares of a par value of US$0.0001 each (Preference Shares), of which 7,199,073 Class A Ordinary Shares are issued, fully paid and outstanding, 5,625,000 Class B Ordinary Shares are issued, fully paid and outstanding, and no Preference Shares are issued and outstanding.

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(g)	Immediately prior to the Effective Time, the authorised share capital of the Surviving Company is US$50,000 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each, of which 1 ordinary share is issued, fully paid and outstanding.

(h)	At the Effective Time, the authorised share capital of the Surviving Company shall be US$50,000 divided into 500,000,000 ordinary shares of a par value of US$0.0001 each.

2.2	Effective Time

It is intended that the Merger shall be effective at the Effective Time.

2.3	Terms and Conditions of the Merger

(a)	The terms and conditions of the Merger, including the manner and basis of converting shares in each Constituent Company into shares in the Surviving Company or other property as provided in Section 233(5) of the Companies Act, including into TopCo Ordinary Shares, are set out in the Business Combination Agreement.

(b)	TopCo undertakes and agrees (it being acknowledged that TopCo will be the sole shareholder of the Surviving Company after the Merger) in consideration of the Merger to issue the Merger Consideration (as defined in the Business Combination Agreement) in accordance with the terms of the Business Combination Agreement.

(c)	At the Effective Time, the rights and restrictions attaching to the shares in the Surviving Company shall be as set out in the Existing M&A.

2.4	Memorandum of Association and Articles of Association

At the Effective Time, the memorandum and articles of association of the Surviving Company shall be in the form of the Existing M&A.

2.5	Directors' Benefits

There are no amounts or benefits which are or shall be paid or payable to any director of either of the Constituent Companies or the Surviving Company, in that capacity, consequent upon the Merger.

2.6	Secured Creditors

(a)	The Merging Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

(b)	The Surviving Company has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger.

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2.7	Directors of the Surviving Company

At the Effective Time, the name and address of the directors and officers of the Surviving Company shall be as follows1:

(a)	[Name] of [Address];

(b)	[Name] of [Address].

2.8	Property

At the Effective Time, the rights, the property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges, or security interests and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies.

3.	APPROVAL AND AUTHORISATION

3.1	This Plan of Merger has been approved by the board of directors of the Merging Company and the sole director of the Surviving Company pursuant to Section 233(3) of the Companies Act.

3.2	This Plan of Merger has been authorised by the shareholders of the Merging Company pursuant to Section 233(6) of the Companies Act by way of resolutions passed at an extraordinary general meeting of the Merging Company.

3.3	This Plan of Merger has been authorised by the sole shareholder of the Surviving Company pursuant to Section 233(6) of the Companies Act by way of written shareholder resolution.

4.	AMENDMENT AND TERMINATION

4.1	At any time prior to the Effective Time, this Plan of Merger may be amended by the directors of the Constituent Companies with the prior written consent of the Company, to:

(a)	change the name of the Surviving Company;

(b)	change the Effective Time provided that the new Effective Time complies with Section 234 of the Companies Act; or

(c)	effect any other changes to this Plan of Merger which the directors of the Constituent Companies deem advisable, provided that such changes do not materially adversely affect any rights of the shareholders of the Merging Company or the Surviving Company, as determined by the directors of the Merging Company and the Surviving Company, respectively.

1 NTD: To be confirmed.

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4.2	At any time prior to the Effective Date, this Plan of Merger may be terminated by the directors of the Constituent Companies, provided that such termination is in accordance with clause 11 of the Business Combination Agreement.

4.3	If this Plan of Merger is amended or terminated in accordance with this Clause 4 after it has been filed with the Registrar but before it has become effective, the Constituent Companies shall file notice of the amendment or termination (as applicable) with the Registrar in accordance with Sections 235(2) and 235(4) of the Companies Act and shall distribute copies of such notice in accordance with section 235(3) of the Companies Act.

5.	NOTICES

All notices and other communications between the parties in connection with this Plan of Merger must be in writing and shall be given in accordance with clause 12.2 of the Business Combination Agreement.

6.	COUNTERPARTS

This Plan of Merger may be executed in any number of counterparts (but shall not be effective until each party has executed at least one counterpart). This has the same effect as if the signatures on the counterparts were on a single copy of this Plan of Merger. Delivery of an executed counterpart of this Plan of Merger by e-mail (PDF) or facsimile shall be effective as delivery of a manually executed counterpart of this Plan of Merger.

7.	GOVERNING LAW

This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

IN WITNESS WHEREOF the Parties have duly executed this Plan of Merger on the date stated at the beginning of it.

The signatures of the parties to this Plan of Merger are situated after the Schedules to this Plan of Merger.

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Schedule 1

Business Combination Agreement

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SIGNATORIES

SIGNED for and on behalf of Pegasus Digital Mobility Acquisition Corp.	) ) )	By:
Name:
		Position:	Director

SIGNED for and on behalf of PEGASUS MergerSub CORP.	) ) )	By:
Name:
		Position:	Director

SIGNED for and on behalf of pEGASUS TopCo b.V.	) ) )	By:
Name:
		Position:	Director

[Signature Page to Plan of Merger]

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